Consolidated Statements of Net Loss - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Revenue	$ 84,812	$ 492,596
Cost of sales	78,285	195,105
Gross profit	6,527	297,491
Operating expenses:
General and administrative expense	7,235,797	7,862,900
Operations expense	2,241,461	2,461,507
Sales and marketing expense	833,199	1,122,441
Total operating expenses	10,310,457	11,446,848
Total operating (loss)	(10,303,930)	(11,149,357)
Other income	89,367	153,587
Other expense	(11,468)	(64,967)
Gain on derivative instruments	1,376	12,457
Loss from continuing operations	(10,224,655)	(11,048,280)
Loss from discontinued operations	(2,439,733)	(2,935,687)
Net (loss)	$ (12,664,388)	$ (13,983,967)
Loss from continuing operations (in dollars per share)	$ (1.87)	$ (2.75)
Loss from discontinued operations (in dollars per share)	(0.45)	(0.73)
Net (loss) per common share, basic and diluted (in dollars per share)	$ (2.32)	$ (3.48)
Weighted average shares used in computation – basic and diluted (in shares)	5,453,632	4,014,848